Exhibit 10.2

October 6, 2021

Mr. Jeff Green

Re:	Amendment No. 1 to Employment Agreement

Dear Jeff:

This letter will confirm our agreement to amend certain terms of your Employment Agreement dated May 11, 2017 (the “Employment Agreement”) with The Trade Desk, Inc. (the “Company”). The Employment Agreement is being amended in connection with the stock option grant agreement dated October 6, 2021 between you and the Company (the “Option Agreement”). You and the Company have agreed that it is desirable to coordinate certain provisions of the Employment Agreement to reflect the Option Agreement and otherwise to update the Employment Agreement. Therefore, effective as of the date of this letter agreement, the Employment Agreement is amended as follows.

1.Cause.  Notwithstanding any contrary provision of Section 2(c) of the Employment Agreement, “Cause” shall have the same meaning as under the stock option grant agreement dated October 6, 2021 between you and the Company (the “Option Agreement”).

2.Good Reason.  Notwithstanding any contrary provision of Section 2(e) of the Employment Agreement, “Good Reason” shall have the same meaning as under the Option Agreement.

3.Equity Compensation.  Section 2 of the Employment Agreement is amended by adding the following new Section 2(f):

(f) Equity Compensation. The Board or a committee of the Board (each in its discretion) may, but is not obligated to, grant equity awards to the Executive from time to time.  The Board or a committee of the Board periodically (in good faith and generally annually) shall consider granting such awards (which may be performance-based awards, as determined by the Board or a committee thereof) in light of the Executive’s continuing contributions to the Company’s operational and strategic performance.

4.Arbitration of Disputes.  Section 8 of the Employment Agreement is amended in its entirety to read as follows:

(8) Arbitration of Disputes.

A.Arbitration. IN CONSIDERATION OF THE EXECUTIVE’S EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES WITH THE EXECUTIVE, AND THE EXECUTIVE’S RECEIPT OF COMPENSATION AND OTHER COMPANY BENEFITS, AT PRESENT AND IN THE FUTURE, THE EXECUTIVE AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES THAT THE EXECUTIVE MAY HAVE WITH THE COMPANY (INCLUDING ANY COMPANY EMPLOYEE, OFFICER, DIRECTOR, TRUSTEE, OR BENEFIT PLAN OF THE COMPANY, IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM THE EXECUTIVE’S EMPLOYMENT OR RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF THE EXECUTIVE’S EMPLOYMENT OR RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT OR OF THE OPTION AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION PURSUANT TO THE FEDERAL ARBITRATION ACT (9 U.S.C. SEC. 1 ET SEQ.) (THE “FAA”).  THE FAA’S SUBSTANTIVE AND PROCEDURAL PROVISIONS SHALL EXCLUSIVELY GOVERN AND APPLY WITH FULL FORCE AND EFFECT TO THIS ARBITRATION AGREEMENT, INCLUDING ITS ENFORCEMENT, AND ANY STATE COURT OF COMPETENT JURISDICTION SHALL COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. THE EXECUTIVE FURTHER AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW,

Mr. Jeff Green

October 6, 2021

THE EXECUTIVE MAY BRING ANY ARBITRATION PROCEEDING ONLY IN THE EXECUTIVE’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE, OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE, OR REPRESENTATIVE LAWSUIT OR PROCEEDING. THE EXECUTIVE UNDERSTANDS, HOWEVER, THAT NOTHING IN THIS AGREEMENT PREVENTS THE EXECUTIVE FROM BRINGING A REPRESENTATIVE LAWSUIT OR PROCEEDING AS PERMITTED BY THE CALIFORNIA LABOR CODE’S PRIVATE ATTORNEYS GENERAL ACT OF 2004. TO THE FULLEST EXTENT PERMITTED BY LAW THE EXECUTIVE AGREES TO ARBITRATE ANY AND ALL COMMON LAW AND/OR STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, THE FAMILY AND MEDICAL LEAVE ACT, THE CALIFORNIA FAMILY RIGHTS ACT, THE CALIFORNIA LABOR CODE, CLAIMS RELATING TO EMPLOYMENT STATUS, CLAIMS RELATING TO COMPENSATION (CASH, EQUITY, BONUS, OR OTHERWISE), CLAIMS RELATING TO CLASSIFICATION, AND CLAIMS OF HARASSMENT, DISCRIMINATION, WRONGFUL TERMINATION, AND BREACH OF CONTRACT. TO THE FULLEST EXTENT PERMITTED BY LAW, THE EXECUTIVE ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY, OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR THE CLASS, COLLECTIVE, AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT THE EXECUTIVE AGREES TO ARBITRATE, THE EXECUTIVE HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. THE EXECUTIVE FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH THE EXECUTIVE. THE EXECUTIVE UNDERSTANDS THAT NOTHING IN THIS AGREEMENT REQUIRES THE EXECUTIVE TO ARBITRATE CLAIMS THAT CANNOT BE ARBITRATED UNDER THE SARBANES-OXLEY ACT OR OTHER LAW THAT EXPRESSLY PROHIBITS ARBITRATION OF A CLAIM NOTWITHSTANDING THE APPLICATION OF THE FAA.

B.Administration of Arbitration. THE EXECUTIVE AGREES THAT ANY ARBITRATION WILL BE ADMINISTERED BY JAMS PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/. IF THE JAMS RULES CANNOT BE ENFORCED AS TO THE ARBITRATION, THEN THE PARTIES AGREE THAT THEY WILL ARBITRATE THIS DISPUTE UTILIZING JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES OR SUCH RULES AS THE ARBITRATOR MAY DEEM MOST APPROPRIATE FOR THE DISPUTE. THE EXECUTIVE AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH FOR SUCH MOTIONS UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE EXECUTIVE AGREES that the arbitrator shall issue a written decision on the merits. THE EXECUTIVE ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE EXECUTIVE agreeS that the decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof. THE EXECUTIVE UNDERSTANDS THAT THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR JAMS EXCEPT THAT THE EXECUTIVE SHALL PAY ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION THAT THE EXECUTIVE INITIATES, BUT ONLY SO MUCH OF THE FILING FEES AS THE EXECUTIVE WOULD HAVE INSTEAD PAID HAD THE EXECUTIVE FILED A COMPLAINT IN A COURT OF LAW THAT WOULD HAVE HAD JURISDICTION OVER SUCH COMPLAINT. SUBJECT TO THE FAA’S EXCLUSIVE APPLICABILITY TO THE ENFORCEMENT OF THIS AGREEMENT TO ARBITRATE, THE EXECUTIVE AGREES THAT THE

Mr. Jeff Green

October 6, 2021

ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION HEARING OR PROCEEDING APPLYING CALIFORNIA SUBSTANTIVE AND DECISIONAL LAW AND THE CALIFORNIA CODE OF CIVIL PROCEDURE, INCLUDING THE CALIFORNIA CIVIL DISCOVERY ACT.  THE EXECUTIVE agreeS that any arbitration under this Agreement shall be conducted in LOS ANGELES COUNTY, California.

C.Remedy. FOR PURPOSES OF SEEKING PROVISIONAL REMEDIES ONLY, THE EXECUTIVE AGREES THAT THE COMPANY AND THE EXECUTIVE SHALL BE ENTITLED TO PURSUE ANY PROVISIONAL REMEDY PERMITTED BY THE CALIFORNIA ARBITRATION ACT (CALIFORNIA CODE CIV. PROC. § 1281.8), OR OTHERWISE PROVIDED BY THIS AGREEMENT. EXCEPT FOR SUCH PROVISIONAL RELIEF, THE EXECUTIVE AGREES THAT ANY RELIEF OTHERWISE AVAILABLE TO THE COMPANY OR THE EXECUTIVE UNDER APPLICABLE LAW SHALL BE PURSUED SOLELY AND EXCLUSIVELY IN ARBITRATION PURSUANT TO THE TERMS OF THIS AGREEMENT.

D.Administrative Relief. THE EXECUTIVE UNDERSTANDS THAT THIS AGREEMENT DOES NOT PROHIBIT THE EXECUTIVE FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE, OR FEDERAL ADMINISTRATIVE BODY OR GOVERNMENT AGENCY THAT IS AUTHORIZED TO ENFORCE OR ADMINISTER LAWS RELATED TO EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD, THE SECURITIES AND EXCHANGE COMMISSION, OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE THE EXECUTIVE FROM PURSUING A COURT ACTION REGARDING ANY SUCH CLAIM, EXCEPT AS PERMITTED BY LAW.

E.Voluntary Nature of Agreement. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE EXECUTIVE IS EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. THE EXECUTIVE FURTHER ACKNOWLEDGES AND AGREES THAT THE EXECUTIVE HAS CAREFULLY READ THIS AGREEMENT AND THAT THE EXECUTIVE HAS ASKED ANY QUESTIONS NEEDED FOR THE EXECUTIVE TO UNDERSTAND THE TERMS, CONSEQUENCES, AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT THE EXECUTIVE IS WAIVING THE EXECUTIVE’S RIGHT TO A JURY TRIAL. THE EXECUTIVE AGREES THAT THE EXECUTIVE HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF THE EXECUTIVE’S CHOICE BEFORE SIGNING THIS AGREEMENT.

5.Attorney Fees.  The Employment Agreement is amended by adding the following new Section 22:

(f) Attorney Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either party brings an action to enforce or effect its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys' fees incurred in connection with such an action.

6.Additional Terms.  Except as provided in this letter agreement, the Employment Agreement remains in full force and effect. This letter agreement will be governed by and construed under the laws of the State of California (except for its conflict of laws provisions).  This letter agreement (together with the Option Agreement and the Employment Agreement) contain the entire agreement of you and the Company with the matters described therein.  This letter agreement may not be modified or changed except by a writing duly executed by you and an authorized officer or director of the Company.

Mr. Jeff Green

October 6, 2021

Sincerely,

THE TRADE DESK, INC.

By:	/s/ Blake J. Grayson
Name:	Blake J. Grayson
Title:	Chief Financial Officer

I (the Executive) agree to all of the terms of this letter agreement.

Dated: October 6, 2021	/s/ Jeff Green
Jeff Green